Exhibit 10. $70 million revolving credit agreement and amendments related thereto





                     AMENDED AND RESTATED CREDIT AGREEMENT


                                     among


                          FIRST AMERICAN CORPORATION,


                              The Several Lenders
                        from Time to Time Parties Hereto



                                      and


                                 CHEMICAL BANK,
                                    as Agent



                           DATED AS OF MARCH 31, 1994





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

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
SECTION 1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     1.1  Defined Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.2  Other Definitional Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

     2.1  Revolving Credit Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     2.2  Revolving Credit Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     2.3  Procedure for Revolving Credit Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     2.4  Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     2.5  Termination, Reduction or Extension of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     2.6  Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     2.7  Conversion and Continuation Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     2.8  Minimum Amounts of Tranches   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     2.9  Interest Rates and Payment Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     2.10  Computation of Interest and Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     2.11  Inability to Determine Interest Rate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     2.12  Pro Rata Treatment and Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
     2.13  Illegality   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
     2.14  Requirements of Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
     2.15  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     2.16  Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

SECTION 3.  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

     3.1  Financial Condition   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     3.2  No Change   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     3.3  Corporate Existence; Compliance with Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     3.4  Corporate Power; Authorization; Enforceable Obligations   . . . . . . . . . . . . . . . . . . . . . . . . .  24
     3.5  No Legal Bar  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
     3.6  No Material Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
     3.7  Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
     3.8  Federal Regulations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
     3.9  ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
     3.10  Purpose of Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

SECTION 4.  CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

     4.1  Conditions to Initial Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
     4.2  Conditions to Each Loan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28





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

SECTION 5.  AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

     5.1  Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
     5.2  Certificates; Other Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
     5.3  Payment of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
     5.4  Conduct of Business and Maintenance of Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
     5.5  Maintenance of Adequate Regulatory Capital Requirements   . . . . . . . . . . . . . . . . . . . . . . . . .  30
     5.6  Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION 6.  NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

     6.1  Financial Condition Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     6.2  Limitations on Fundamental Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
     6.3  Limitation on Negative Pledges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
     6.4  Limitation on Lines of Business   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

SECTION 7.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

SECTION 8.  THE AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

     8.1  Appointment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
     8.2  Delegation of Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
     8.3  Exculpatory Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
     8.4  Reliance by Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
     8.5  Notice of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
     8.6  Non-Reliance on Agent and Other Lenders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
     8.7  Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
     8.8  Agent in Its Individual Capacity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

SECTION 9.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

     9.1  Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
     9.2  Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
     9.3  No Waiver; Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
     9.4  Survival of Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
     9.5  Payment of Expenses and Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
     9.6  Successors and Assigns; Participations and Assignments; Purchasing Lenders  . . . . . . . . . . . . . . . .  42
     9.7  Set-off   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
     9.8  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
     9.9  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
     9.10  Integration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
     9.11  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
     9.12  Waivers of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46





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

SCHEDULES

Schedule I          Commitment Amounts and Percentages;
                    Lending Offices; Addresses for Notice
Schedule II         Consents and Authorizations
Schedule III        Liens


EXHIBITS

Exhibit A           Form of Revolving Credit Note
Exhibit B           Form of Legal Opinion of Martin Simmons, Esq.
Exhibit C           Form of Assignment and Assumption Agreement

                 AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 31, 1994, among First American Corporation, a Tennessee corporation (the "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders") and Chemical Bank, a New York banking corporation, as agent for the Lenders hereunder (in such capacity, the "Agent").

         The parties hereto hereby agree as follows:

                              B A C K G R O U N D

                 A. Pursuant to that certain Credit Agreement (the "Original Credit Agreement") dated as of March 31, 1993, the lenders made the Commitments (as defined therein) to the Borrower, which Commitments are evidenced by the Revolving Credit Notes (as defined therein).

                 B. In connection with the modification and extension of the Original Credit Agreement, the Lenders have agreed to amend and restate the provisions of the Original Credit Agreement in their entirety pursuant to the provisions of this Agreement.

                 NOW, THEREFORE, the Lenders and the Borrower agree as follows:

                            SECTION 1.  DEFINITIONS

                 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                 "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                 "Agreement": this Amended and Restated Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                 "Allowance for Possible Loan Losses": the allowance for possible loan losses set forth on the consolidated balance sheet of the Borrower and its Subsidiaries determined in accordance with GAAP.

                 "Alternate Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in New York City (each change in the Prime Rate to be effective on the date such change is publicly announced); "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business
         Day) by the Board of Governors of the Federal Reserve System (the "Board") through the public information telephone line of the Federal Reserve Lender of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Lender of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate, or both, for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause
         (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

                 "Alternate Base Rate Loans": Loans the rate of interest applicable to which is based upon the Alternate Base Rate.

                 "Applicable Margin": for any date (i) 0% with respect to Alternate Base Rate Loans, (ii) 3/8 of 1% with respect to Eurodollar Loans and C/D Rate Loans provided that, after giving effect to any Loans made by the Lenders on such date and after giving effect to any repayment of any Loans on such date, the aggregate Loans outstanding are less than 50% of the Commitments and (iii) 1/2 of 1% with respect to Eurodollar Loans and C/D Rate Loans provided that, before giving effect to the Loans to be made by the Lenders on any Borrowing Date, the aggregate Loans outstanding are greater than or equal to 50% of the Commitments.

                 "Available Commitment": as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Commitment over (b) the aggregate principal amount of all Loans made by such Lender then outstanding.

                 "Bank Subsidiary": each of First American National Bank, First American Trust Company, N.A. and First American National Bank of Kentucky.

                 "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.3 as a date on which the Borrower requests the Lenders to make Loans hereunder.

                 "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                 "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                 "C/D Assessment Rate": for any day as applied to any C/D Rate Loan or any Alternate Base Rate Loan, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. Section 327.3(d) (or any successor provision) to the FDIC (or any successor) for the FDIC's (or such successor's) insuring time deposits at offices of such institution in the United States.

                 "C/D Base Rate": with respect to each day during each Interest Period pertaining to a C/D Rate Loan, the rate of interest per annum determined by the Agent to be the rate notified to the Agent by Chemical as the average rate bid at 9:00 A.M., New York City time, or as soon thereafter as practicable, one Business Day prior to such Interest Period by a total of three certificate of deposit dealers of recognized standing selected by Chemical for the purchase at face value from Chemical of its certificates of deposit in an amount comparable to the C/D Rate Loan of Chemical to which such Interest Period applies and having a maturity comparable to such Interest Period.

                 "C/D Rate": with respect to each day during each Interest Period pertaining to a C/D Rate Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                         C/D Base Rate         + C/D Assessment Rate
                         --- ---- ----
                 1.00 - C/D Reserve Percentage

                 "C/D Rate Loans": Loans the rate of interest applicable to which is based upon the C/D Rate.

                 "C/D Reserve Percentage": for any day as applied to any C/D Rate Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion Dollars in respect of new non-personal time deposits in Dollars in New York City having a maturity comparable to the Interest Period for such C/D Rate Loan and in an amount of $100,000 or more.

                 "Change in Control": of any corporation, (a) any Person or "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), other than the Borrower, that shall acquire more than 50% of the Voting Stock of such corporation or (b) any Person or group (as defined in preceding clause (a)), other than the Borrower, that shall acquire more than 20% of the Voting Stock of such corporation and, at any time following an acquisition described in this clause (b), the Continuing Directors shall not constitute a majority of the board of directors of such corporation.

                 "Chemical":  Chemical Bank.

                 "Closing Date": the date on which all of the conditions precedent for the Closing Date set forth in subsection 4.1 shall have been fulfilled.

                 "Commitment": as to any Lender, the obligation of such Lender to make Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I, as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

                 "Commitment Percentage": as to any Lender at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of the Loans then outstanding).

                 "Commitment Period": the period from and including the date hereof to but not including the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

                 "Consolidated Assets": the consolidated assets of the Borrower and its Subsidiaries, determined in accordance with GAAP.

                 "Consolidated Net Income": the consolidated net income of the Borrower and its Subsidiaries, determined in accordance with GAAP.

                 "Consolidated Total Indebtedness": the aggregate of all Indebtedness of the Borrower and its Subsidiaries on a consolidated basis.

                 "Consolidated Tangible Net Worth": Consolidated Assets of the Borrower and its Subsidiaries less (a) the intangible assets of the Borrower and its Subsidiaries (including, but not limited to, deposit rights and goodwill) and (b) the consolidated liabilities of the Borrower and its Subsidiaries, in each case determined in accordance with GAAP.

                 "Continuing Director": any member of the Board of Directors of the Borrower who is a member of such Board on the date of this Agreement, and any Person who is a member of such Board and whose nomination as a director was approved by a majority of the Continuing Directors then on such Board.

                 "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                 "Default": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                 "Dollars" and "$": dollars in lawful currency of the United States of America.

                 "Domestic Dollar Loans": the collective reference to C/D Rate Loans and Alternate Base Rate Loans.

                 "Double Leverage Ratio": the ratio of (a) investments in Subsidiaries, at cost adjusted for equity in earnings, to (b) total shareholders' equity in each case set forth on the condensed balance sheet of the Borrower and determined in accordance with GAAP.

                 "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the

         Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

                 "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which Chemical is offered Dollar deposits at or about 10:00 A.M., New York City time, three Working Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

                 "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

                 "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurodollar Base Rate
                             ---------- ---- ----
                    1.00 - Eurocurrency Reserve Requirements

                 "Event of Default": any of the events specified in Section 7, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                 "Extension Lender":  as defined in subsection 2.5(b).

                 "Extension Period":  as defined in subsection 2.5(b).

                 "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

                 "GAAP": generally accepted accounting principles in the United States of America consistent with those utilized in preparing the audited financial statements referred to in subsection 3.1.

                 "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                 "Indebtedness": of any Person at any date, (a) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services (but not including any amounts classified in accordance with GAAP as current accounts payable and not arising out of any indebtedness or obligation for borrowed money or pursuant to conditional sales or other title retention agreements or purchase option obligations), excluding, however, in the case of any Bank Subsidiary, (i) indebtedness in respect of deposits made in ordinary course of banking business, (ii) obligations in respect of federal funds purchased in the ordinary course of banking business, (iii) indebtedness in respect of agreements in the ordinary course of banking business to purchase or repurchase securities or loans, and (iv) indebtedness arising out of transactions in the normal course of banking business, other than capital notes, commercial paper or similar debt obligations of such Bank Subsidiary; (b) all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, to pay or advance money or property as surety, endorsed or otherwise (except as endorser for collection in the ordinary course of business), or which such Person has agreed to purchase or otherwise acquire, excluding, however, in the case of any Bank Subsidiary, contingent liabilities incurred in the ordinary course of its banking business (including, without limitation, banker's acceptances, trade acceptances, letters of credit and finance acceptances); (c) all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations, excluding, however, in the case of any Bank Subsidiary, indebtedness in respect of advances from the Federal Home Loan Bank (the "FHLB"); and (d) in the case of any Bank Subsidiary, any capital note due to any Person other than an Affiliate of such Bank Subsidiary.

                 "Interest Payment Date": (a) as to any Alternate Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and (b) as to any Eurodollar Loan or any C/D Rate Loan, the last day of such Interest Period.

                 "Interest Period":  (a)  with respect to any Eurodollar Loan:

                       (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two or three months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                       (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two or three months thereafter, as selected by the Borrower by irrevocable notice to the Agent not less than three Working Days prior to the last day of the then current Interest Period with respect thereto;

         and (b) with respect to any C/D Rate Loan:

                       (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such C/D Rate Loan and ending 30, 60 or 90 days thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                       (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such C/D Rate Loan and ending 30, 60 or 90 days thereafter, as selected by the Borrower by irrevocable notice to the Agent not less than one Business Day prior to the last day of the then current Interest Period with respect thereto;

         provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                       (1) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Working Day, such Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Working Day;

                       (2) if any Interest Period pertaining to a C/D Rate Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day;

                       (3) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date;

                       (4) any Interest Period pertaining to a Eurodollar Loan that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of a calendar month; and

                       (5) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan or C/D Rate Loan during an Interest Period for such Loan.

                 "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

                 "Loan": any loan made by any Lender pursuant to this Agreement.

                 "Loan Documents":  this Agreement and the Revolving Credit
         Notes.

                 "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole,
         (b) the ability of the Borrower to perform its obligations under this Agreement or any of the Revolving Credit Notes or (c) the validity or enforceability of this Agreement or any of the Revolving Credit Notes or the rights or remedies of the Agent or the Lenders hereunder or thereunder.

                 "Non-Performing Assets": the aggregate of all non-accrual loans, restructured loans, those loans more than 90 days past due and foreclosed properties of the Borrower and its Subsidiaries on a consolidated basis.

                 "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                 "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                 "Requested Termination Date":  as defined in subsection 2.5(b).

                 "Required Lenders": at any time, Lenders the Commitment Percentages of which aggregate at least 60%.

                 "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                 "Responsible Officer": the chief executive officer, the president or the chief administrative officer of the Borrower or, with respect to financial matters, the chief administrative officer, the chief financial officer or the treasurer of the Borrower.

                 "Revolving Credit Loans":  as defined in subsection 2.1.

                 "Revolving Credit Note":  as defined in subsection 2.2.

                 "Shareholders' Equity": the total shareholders' equity set forth on the consolidated balance sheet of the Borrower and its Subsidiaries determined in accordance with GAAP.

                 "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                 "Termination Date": the date which is three years after the date hereof (or, if such date is not a Business Day, the immediately preceding Business Day), or such other Business Day to which the Termination Date may be extended pursuant to subsection 2.5.

                 "Tranche": the collective reference to Eurodollar Loans or C/D Rate Loans the Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                 "Type": as to any Loan, its nature as an Alternate Base Rate Loan, a Eurodollar Loan or a C/D Rate Loan.

                 "Voting Stock": of any corporation, shares of capital stock or other securities of such corporation entitled to vote generally in the election of directors of such corporation.

                 "Working Day": any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

                 1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Revolving Credit Notes or any certificate or other document made or delivered pursuant hereto.

                 (b) As used herein and in the Revolving Credit Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection
1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                 (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                 (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS

                 2.1 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the amount of such Lender's Commitment. During the Commitment Period the Borrower may use the Commitments by borrowing, prepaying the

Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

                 (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) Alternate Base Rate Loans, (iii) C/D Rate Loans or (iv) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with subsections 2.3 and 2.7, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan or a C/D Rate Loan after the day that is one month or 30 days, respectively, prior to the Termination Date.

                 2.2 Revolving Credit Notes. The Revolving Credit Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A, with appropriate insertions as to payee, date and principal amount (a "Revolving Credit Note"), payable to the order of such Lender and in a principal amount equal to the lesser of (a) the amount of the initial Commitment of such Lender and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by such Lender. Each Lender is hereby authorized to record the date, Type and amount of each Revolving Credit Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans and C/D Rate Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Revolving Credit Note. Each Revolving Credit Note shall (x) be dated the Closing Date,
(y) be stated to mature on the Termination Date and (z) provide for the payment of interest in accordance with subsection 2.9.

                 2.3  Procedure for Revolving Credit Borrowing.   The Borrower
may borrow under the Commitments during the Commitment Period on any Working Day, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or on any Business Day, otherwise, provided that the Borrower shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 10:00 A.M., New York City time, (a) three Working Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, (b) one Business Day prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially C/D Rate Loans, or (c) on the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Alternate Base Rate Loans, C/D Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans or C/D Rate Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Commitments shall be in an amount equal to (x) in the case of Alternate Base Rate Loans, $100,000 or a whole multiple thereof (or, if the then Available Commitments are less than $100,000, such lesser amount) and (y) in the case of Eurodollar Loans or C/D Rate Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Agent for the account of the Borrower at the office of the Agent specified in subsection 9.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

                 2.4 Fees. The Borrower agrees to pay to the Agent for the account of each Lender a facility fee for the period from and including the first day of the Commitment Period to the Termination Date, computed at the rate of 1/4 of 1% per annum on the Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

                 2.5 Termination, Reduction or Extension of Commitments. (a) The Borrower shall have the right, upon not less than five Business Days' notice to the Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans then outstanding would exceed the Commitments then in effect. Any such reduction shall be in an amount equal to $100,000 or a whole multiple thereof and shall reduce permanently the Commitments then in effect.

                 (b) The Borrower may request, in a notice given as herein provided to the Agent and each of the Lenders not less than 90 days but not more than 120 days prior to each anniversary of the Closing Date, that the Termination Date be extended; provided that the new Termination Date to be in effect following such extension (the "Requested Termination Date") shall be the first anniversary of the then current Termination Date. Each Lender shall, not later than 45 days after receiving such notice, notify the Borrower and the Agent of its election to extend or not to extend the Termination Date with respect to its Commitment. Any Lender which shall not notify the Borrower and the Agent of its election to extend the Termination Date on or prior to 45 days after receiving such notice shall be deemed to have elected not to extend the Termination Date with respect to its Commitment. Any such Lender which has elected not to extend the Termination Date with respect to its Commitment hereby agrees to assign all of its rights and obligations under this Agreement at par to any Lender or any affiliate thereof or, with the consent of the Agent (which shall not be unreasonably withheld), to an additional bank or financial institution designated by the Borrower (an "Extension Lender") pursuant to an Assignment and Assumption Agreement, substantially in the form of Exhibit C, executed by such Extension Lender, such assigning Lender (and, in the case of an Extension Lender that is not then a Lender or an affiliate thereof, by the Borrower and the Agent) and delivered to the Agent for its acceptance and recording in the Register. On or prior to such anniversary date, the Borrower may revoke its request to extend the Termination Date. If on or prior to such anniversary date the Borrower has not revoked its request to extend the Termination Date, then, subject to the provisions of this subsection 2.5, the Termination Date shall be extended to the Requested Termination Date. Promptly after such anniversary date the Agent shall notify each Lender and Extension Lender whether, pursuant to this subsection 2.5, the Termination Date has been extended to the Requested Termination Date.

                 (c) If on or prior to such anniversary date an Assignment and Assumption Agreement has been delivered to the Agent and the Borrower has not revoked its request to extend the Termination Date, then the Borrower shall execute and deliver to such Extension Lender on such anniversary date, in exchange for the Revolving Credit Note held by the assigning Lender, a new Revolving Credit Note to the order of such Extension Lender, in an amount equal to the Commitment assumed by it pursuant to such Assignment and Assumption Agreement. The term "Lenders", as used herein, shall include such Extension Lenders.

                 (d) If on or prior to such anniversary date each Lender or Extension Lender, as the case may be, has agreed to extend the Termination Date with respect to its Commitment, and the Borrower has not revoked its request to extend the Termination Date, then the Commitment of each Lender and Extension Lender shall continue until the Requested Termination Date specified in the notice from the Borrower, and the term "Termination Date", as used herein, shall mean such Requested Termination Date. Otherwise, the Agreement will terminate on the Termination Date.

                 2.6 Optional Prepayments. The Borrower may on the last day of any Interest Period with respect thereto, in the case of Eurodollar Loans or C/D Rate Loans, or at any time and from time to time, in the case of Alternate Base Rate Loans, prepay the Loans, in whole or in part, without premium or penalty, upon at least four Business Days' irrevocable notice to the Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, C/D Rate Loans, Alternate Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

                 2.7 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans or C/D Rate Loans to Alternate Base Rate Loans, and/or to convert Eurodollar Loans or Alternate Base Rate Loans to C/D Rate Loans, by giving the Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans or C/D Rate Loans may, subject to the fourth succeeding sentence, only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Alternate Base Rate Loans or C/D Rate Loans to Eurodollar Loans by giving the Agent at least three Working Days' prior irrevocable notice of such election, provided that any such conversion of C/D Rate Loans may, subject to the third succeeding sentence, only be made on the last day of an Interest Period with respect thereto. Any such notice of conversion to Eurodollar Loans or C/D Rate Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Agent shall promptly notify each Lender thereof. If the last day of the then current Interest Period with respect to C/D Rate Loans that are to be converted to Eurodollar Loans is not a Working Day, such conversion shall be made on the next succeeding Working Day, and during the period from such last day to such succeeding Working Day such Loans shall bear interest as if they were Alternate Base Rate Loans. All or any part of outstanding Eurodollar Loans, Alternate Base Rate Loans and C/D Rate Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan or a C/D Rate Loan when any Event of Default has occurred and is continuing and the Agent has or the Required Lenders have determined that such a conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, subsection 2.8 shall not have been contravened and (iii) no Loan may be converted into a Eurodollar Loan or a C/D Rate Loan after the date that is one month or 30 days, respectively, prior to the Termination Date.

                 (b) Any Eurodollar Loans or C/D Rate Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan or C/D Rate Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Agent has or the Required Lenders have determined that such a continuation is not appropriate, (ii) if, after giving effect thereto, subsection 2.8 would be contravened or (iii) after the date that is one month or 30 days prior to, respectively, the Termination Date and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Alternate Base Rate Loans on the last day of such then expiring Interest Period.

                 2.8 Minimum Amounts of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Tranche shall be equal to $1,000,000 or a whole multiple of $100,000 in excess thereof.

                 2.9 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

                 (b) Each Alternate Base Rate Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

                 (c) Each C/D Rate Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the C/D Rate determined for such day plus the Applicable Margin.

                 (d) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any facility fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of overdue interest, facility fee or other amount, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such amount is paid in full (as well after as before judgment).

                 (e) Interest shall be payable in arrears on each Interest Payment Date and any date on which a Loan is converted to another type of Loan pursuant to subsection 2.7(a), provided that interest accruing pursuant to paragraph (d) of this subsection shall be payable from time to time on demand.

                 2.10 Computation of Interest and Fees. (a) Interest on Alternate Base Rate Loans (based on the Prime Rate), facility fees and interest on overdue interest, facility fees and other amounts payable hereunder shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Interest on Alternate Base Rate Loans (based on the Base C/D Rate or the Federal Funds Effective Rate), Eurodollar Loans and C/D Rate Loans shall be calculated on the basis of a 360-day year for the actual days elapsed. The Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate or of a C/D Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate, the Eurocurrency Reserve Requirements, the C/D Assessment Rate or the C/D Reserve Percentage shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

                 (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Agent in determining any interest rate pursuant to subsection 2.9(a).

                 2.11 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                 (a) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or the C/D Rate for such Interest Period, or

                 (b) the Agent shall have received notice from any Lender that the Eurodollar Rate or the C/D Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lender (as conclusively certified by such Lender) of making or maintaining their affected Loans during such Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans or C/D Rate Loans, as the case may be, requested to be made on the first day of such Interest Period shall be made as Alternate Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans or C/D Rate Loans, as the case may be, shall be converted to or continued as Alternate Base Rate Loans and (z) any outstanding Eurodollar Loans or C/D Rate Loans, as the case may be, shall be converted, on the first day of such Interest Period, to Alternate Base Rate Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans or C/D Rate Loans, as the case may be, shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans or C/D Rate Loans, as the case may be.

                 2.12 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any facility fee hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Commitment Percentages of the Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder and under the Revolving Credit Notes, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Agent, for the account of the Lenders, at the Agent's office specified in subsection 9.2, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Working Day, the maturity thereof shall be extended to the next succeeding Working Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Working Day.

                 (b) Unless the Agent shall have been notified in writing by any Lender prior to a Borrowing Date that such Lender will not make the amount that would constitute its Commitment Percentage of the borrowing on such date available to the Agent, the Agent may assume that such Lender has made such amount available to the Agent on such Borrowing Date, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is made available to the Agent on a date after such Borrowing Date, such Lender shall pay to the Agent on demand an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period, times (ii) the amount of such Lender's Commitment Percentage of such borrowing, times (iii) a fraction the numerator of which is the number of days that elapse from and including such Borrowing Date to the date on which such Lender's Commitment Percentage of such borrowing shall have become immediately available to the Agent and the denominator of which is 360. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's Commitment Percentage of such borrowing is not in fact made available to the Agent by such Lender within three Business Days of such Borrowing Date, the Agent shall be entitled to recover such amount with interest thereon at the rate per annum applicable to Alternate Base Rate Loans hereunder, on demand, from the Borrower. The Agent shall promptly notify the Borrower as soon as it becomes aware that a Lender's Commitment Percentage of a borrowing will not be, or in fact was not made available to the Agent by such Lender.

                 2.13 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Domestic Dollar Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law.
If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 2.16.

                 2.14 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                 (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Revolving Credit Note or any Eurodollar Loan or C/D Rate Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by subsection 2.15 and changes in the rate of tax on the overall net income of such Lender);

                 (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate or the C/D Rate hereunder; or

                 (iii)  shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or C/D Rate Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower, through the Agent, of the event by reason of which it has become so entitled.
A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Agent, to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Revolving Credit Notes and all other amounts payable hereunder.

                 (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Agent) of a written request therefore, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                 2.15 Taxes. (a) All payments made by the Borrower under this Agreement and the Revolving Credit Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Agent and each Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent or such Lender, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Agent or such Lender (excluding a connection arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Revolving Credit Notes) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Agent or any Lender hereunder or under the Revolving Credit Notes, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Revolving Credit Notes. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Revolving Credit Notes and all other amounts payable hereunder.

                 (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Lender also agrees to deliver to the Borrower and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, and such extensions or renewals thereof as may reasonably be requested by the Borrower or the Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

                 2.16 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan or C/D Rate Loan, (b) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans or C/D Rate Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (d) the making of a prepayment of Eurodollar Loans or C/D Rate Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                   SECTION 3.  REPRESENTATIONS AND WARRANTIES

                 To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to the Agent and each Lender that:

                 3.1 Financial Condition. The consolidated balance sheet of the Borrower and its consolidated Subsidiaries at December 31, 1993 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by KPMG Peat Marwick, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein). Neither the Borrower nor any of its consolidated Subsidiaries had, at December 31, 1993, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto.

                 3.2 No Change. Since December 31, 1993, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

                 3.3 Corporate Existence; Compliance with Law. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                 3.4 Corporate Power; Authorization; Enforceable Obligations. The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and the Revolving Credit Notes and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and the Revolving Credit Notes and to authorize the execution, delivery and performance of this Agreement and the Revolving Credit Notes. Except as disclosed on Schedule II, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the Revolving Credit Notes. This Agreement has been, and each Revolving Credit Note will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each Revolving Credit Note when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                 3.5 No Legal Bar. The execution, delivery and performance of this Agreement and the Revolving Credit Notes, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                 3.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to this Agreement or the Revolving Credit Notes or any of the transactions contemplated hereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

                 3.7 Taxes. Each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

                 3.8 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the regulations of such Board of Governors.

                 3.9 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Borrower and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount in excess of $35,000,000. For purposes of this subsection 3.9, "Code" shall mean the

Internal Revenue Code of 1986, as amended from time to time; "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code; "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time; "Insolvency" shall mean with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA; "Insolvent" shall mean pertaining to a condition of Insolvency; "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA; "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA; "Plan" shall mean at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA; "Reorganization" shall mean with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA; "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615; and "Single Employer Plan" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                 3.10 Purpose of Loans. The proceeds of the Loans shall be used by the Borrower for general corporate purposes, including acquisitions so long as such acquisitions are made upon a negotiated basis with the approval of the board of directors of the Person to be acquired, or of the percentage of Capital Stock required by the charter documents to such Person to approve any such acquisition.

                        SECTION 4.  CONDITIONS PRECEDENT

                 4.1 Conditions to Initial Loans. The agreement of each Lender to make the initial Loan requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan on the Closing Date, of the following conditions precedent:

                 (a) Loan Documents. The Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender, and (ii) for the account of each Lender, a Revolving Credit Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower.

                 (b) Corporate Proceedings of the Borrower. The Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement, the Revolving Credit Notes and the other Loan Documents to which it is a party, and (ii) the borrowings contemplated hereunder, certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and shall be in form and substance satisfactory to the Agent.

                 (c) Legal Opinions. The Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Martin Simmons, Esq., general counsel of the Borrower, substantially in the form of Exhibit B. The legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Agent may reasonably require.

                 4.2 Conditions to Each Loan. The agreement of each Lender to make any Loan requested to be made by it on any date (including, without limitation, its initial Loan) is subject to the satisfaction of the following conditions precedent:

                 (a) Representations and Warranties. Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                 (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

                 (c) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Agent, and if requested by the Required Lenders, the Agent shall receive such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in this subsection 4.2 have been satisfied.

                       SECTION 5.  AFFIRMATIVE COVENANTS

                 The Borrower hereby agrees that, so long as the Commitments remain in effect, any Revolving Credit Note remains outstanding and unpaid or any other amount is owing to any Lender or the Agent hereunder, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

                 5.1  Financial Statements.  Furnish to each Lender:

                 (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG Peat Marwick or other independent certified public accountants of nationally recognized standing; and

                 (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its consolidated Subsidiaries (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

                 5.2  Certificates; Other Information.  Furnish to each Lender:

                 (a) concurrently with the delivery of the financial statements referred to in subsections 5.1(a) and 5.1(b), a certificate of a Responsible Officer stating that, to the best of such Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and in the Revolving Credit Notes to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

                 (b) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to its stockholders, and within five days after the same are filed, copies of all registration statements and amendments thereto, and all reports on Form 8-K, 10-Q or 10-K or any similar form hereafter in use which the Borrower may file with the

         Securities and Exchange Commission or any successor or analogous Governmental Authority; and

                 (c) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

                 5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

                 5.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

                 5.5 Maintenance of Adequate Regulatory Capital Requirements. Maintain such capital as may be required by the Federal Reserve Bank System from time to time whether by regulation, agreement or order.

                 5.6 Notices. Promptly give notice to the Agent and each Lender of:

                 (a)  the occurrence of any Default or Event of Default;

                 (b) any litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect; and

                 (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $5,000,000 or more and not covered by insurance or in which material injunctive or similar relief is sought.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

                         SECTION 6.  NEGATIVE COVENANTS

                 The Borrower hereby agrees that, so long as the Commitments remain in effect, any Revolving Credit Note remains outstanding and unpaid or any other amount is owing to any Lender or the Agent hereunder, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

                 6.1  Financial Condition Covenants.

                 (a) Maintenance of Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than the sum of
         (i) $450,000,000 and (ii) fifty percent (50%) of the cumulative Consolidated Net Income, with no deductions for losses, after December 31, 1993 and for each completed 90 day period thereafter.

                 (b) Consolidated Total Indebtedness to Consolidated Tangible Net Worth. Permit Consolidated Total Indebtedness at any time to exceed 50% of Consolidated Tangible Net Worth.

                 (c) Double Leverage Ratio. Permit the Double Leverage Ratio at any time to be greater than 1.10 to 1.00.

                 (d) Non-Performing Assets Coverage. Permit the ratio of (i) Shareholders' Equity plus the Allowance for Possible Loan Losses to
         (ii) Non-Performing Assets at any time to be less than 4.0 to 1.0.

                 6.2 Limitations on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

                 (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of the Borrower (provided that the wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

                 (b) any wholly owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower; and

                 (c) the Borrower or any Subsidiary of the Borrower may acquire all or any portion of the Capital Stock or assets of any other Person or permit merger into it of any other Person (provided that, the Borrower or such Subsidiary is the surviving Person and immediately after such acquisition or merger, no Event of Default exists under this Agreement and no event which, with the passage of time or the giving of notice or both, would constitute such an Event of Default shall have occurred).

                 6.3  Limitation on Negative Pledges.   Create, incur, assume
or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                 (a) Liens required by law to secure deposits of Governmental Authorities and trustees in bankruptcy;

                 (b) Liens granted with respect to the assets of Bank Subsidiaries which were made or created in the ordinary course of conducting their banking business as required or permitted by any Requirement of Law;

                 (c) Liens securing Indebtedness of the Borrower and its Subsidiaries incurred to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets,
         (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired;

                 (d) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

                 (e) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                 (f) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                 (g) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                 (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

                 (i) Liens in existence on the date hereof listed on Schedule III, provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

                 (j) Liens on the property or assets of a corporation which becomes a Subsidiary after the date hereof, provided that (i) such Liens existed at the time such corporation became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of such corporation after the time such corporation becomes a Subsidiary, and (iii) the amount of Indebtedness secured thereby is not increased;

                 (k) Liens (not otherwise permitted hereunder) which secure obligations not exceeding (as to the Borrower and all Subsidiaries) $5,000,000 in aggregate amount at any time outstanding; and

                 (l)  Liens securing Indebtedness of Bank Subsidiaries to the
         FHLB.

                 6.4 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged or permitted to engage in accordance with any Requirement of Law.

                         SECTION 7.  EVENTS OF DEFAULT

                 If any of the following events shall occur and be continuing:

                 (a) The Borrower shall fail to pay any principal of any Revolving Credit Note when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Revolving Credit Note, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

                 (b) Any representation or warranty made or deemed made by the Borrower herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                 (c) The Borrower shall default in the observance or performance of any agreement contained in Sections 5.6 and 6; or

                 (d) The Borrower shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

                 (e) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Revolving Credit Notes) or in the payment of any Guarantee Obligation involving in the aggregate $1,000,000 or more, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

                 (f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or
         (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                 (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through
         (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                 (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                 (i)  a Change in Control of the Borrower shall occur; or

                 (j)  a Material Adverse Effect;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Revolving Credit Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Revolving Credit Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                             SECTION 8.  THE AGENT

                 8.1 Appointment. Each Lender hereby irrevocably designates and appoints Chemical Bank as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Chemical Bank, as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other
powers as are reasonably incidental thereto.   Notwithstanding any provision to
the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

                 8.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

                 8.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Notes or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

                 8.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Revolving Credit Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Revolving Credit Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or all the Lenders, as the case may be, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Revolving Credit Notes and the other Loan Documents in accordance with a request of the Required Lenders or all the Lenders, as the case may be, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Revolving Credit Notes.

                 8.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders.
The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                 8.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                 8.7 Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this subsection, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Revolving Credit Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Revolving Credit Notes and all other amounts payable hereunder.

                 8.8 Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Agent were not the Agent hereunder and under the other Loan Documents. With respect to its Loans made or renewed by it and any Revolving Credit Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

                           SECTION 9.  MISCELLANEOUS

                 9.1 Amendments and Waivers. Neither this Agreement, any Revolving Credit Note, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Required Lenders may, or, with the written consent of the Required Lenders, the Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the Revolving Credit Notes for the purpose of adding any provisions to this Agreement or the Revolving Credit Notes or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the Revolving Credit Notes or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Revolving Credit Note or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Section 8 without the written consent of the Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agent and all future holders of the Revolving Credit Notes. In the case of any waiver, the Borrower, the Lenders and the Agent shall be restored to their former position and rights hereunder and under the outstanding Revolving Credit Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                 9.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Agent, and as set forth in Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Revolving Credit Notes:

    The Borrower:         First American Corporation
                          First American Center
                          Nashville, Tennessee  37237
                          Attention:  Alex P. Waddell
                          Telecopy:  615-748-2238

    The Agent:            Chemical Bank
                          270 Park Avenue
                          New York, New York  10017
                          Attention:  George C. Johnson
                          Telecopy:  212-370-0429

provided that any notice, request or demand to or upon the Agent or the Lenders pursuant to subsection 2.3, 2.5, 2.6, 2.7 or 2.12 shall not be effective until received.

                 9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                 9.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Revolving Credit Notes.

                 9.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the Revolving Credit Notes and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent and (b) to indemnify the Agent, each Lender and their respective directors, officers and employees from, and hold each of them harmless against, all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) that any of them may pay or incur arising out of or resulting from any (i) actual or proposed use by the Borrower of the proceeds of any extension of credit by any Lender hereunder; (ii) breach by the Borrower of this Agreement or any other Loan Document; (iii) violation by the Borrower or any Subsidiary of any Requirement of Law; or (iv) investigation, litigation or other proceeding (including any threatened investigation, litigation or other proceedings) relating to the foregoing; provided that the Borrower shall not be liable for any such losses, claims, damages, penalties, judgments, liabilities or expenses to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified. The agreements in this subsection shall survive the payment of the Revolving Credit Notes and all other amounts payable hereunder.

                 9.6 Successors and Assigns; Participations and Assignments; Purchasing Lenders. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, all future holders of the Revolving Credit Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

         (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants"), with the consent of the Borrower, participating interests in any Loan owing to such Lender, any Revolving Credit Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Revolving Credit Note for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. The Borrower agrees that each Participant shall be entitled to the benefits of subsections 2.14, 2.15, 2.16 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

         (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the prior written consent of the Borrower and the Agent (which in each case shall not be unreasonably withheld), to an additional bank or financial institution ("an Assignee") all or any part of its rights and obligations under this Agreement and the Notes pursuant to an Assignment and Assumption Agreement, substantially in the form of Exhibit C, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Agent) and delivered to the Agent for its acceptance and recording in the Register. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Assumption Agreement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption Agreement, succeed to the rights and be obligated to perform the obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the Commitment of the assigning Lender thereunder shall, to the extent provided in such Assignment and Assumption Agreement, be reduced by an amount equal to the Commitment assigned to the Assignee and the assigning Lender shall relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto).

                 (d) The Agent shall maintain at its address referred to in subsection 9.2 a copy of each Assignment and Assumption Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                 (e) Upon its receipt of an Assignment and Assumption Agreement executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Agent) together with payment to the Agent by the assigning Lender or Assignee of a registration and processing fee of $2,000, the Agent shall (i) promptly accept such Assignment and Assumption Agreement and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such effective date, the Borrower, at its own expense, shall execute and deliver to the Agent (in exchange for the Revolving Credit Note of the assigning Lender) a new Revolving Credit Note to the order of such Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Assumption Agreement and, if the assigning Lender has retained a Commitment hereunder, a new Revolving Credit Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Note replaced thereby. The foregoing provision shall not apply to Assignment and Assumption Agreement received from Extension Lenders pursuant to subsection 2.5(b).

         (f) The Borrower authorizes each Lender to disclose on a confidential basis to any Participant, Assignee or Extension Lender (each, a "Transferee") and, with the consent of the Borrower, any prospective Transferee any and all public financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

         (g) If, pursuant to this subsection, any interest in this Agreement or any Revolving Credit Note is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the Agent, the Borrower or the transferor Lender with respect to any payments to be made to such Participant in respect of the Loans, (ii) to furnish to the transferor Lender either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) to agree (for the benefit of the transferor Lender, the Agent and the Borrower) to provide the transferor Lender a new Form 4224 or Form 1001 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         (h) Nothing herein shall prohibit any Lender from pledging or assigning any Revolving Credit Note to any Federal Reserve Lender in accordance with applicable law. Any such Lender shall not be released from any of its obligations under this Agreement.

                 9.7 Set-off. In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower (but not to or for the credit or the account of any Subsidiary). Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                 9.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

                 9.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 9.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                 9.11 GOVERNING LAW. THIS AGREEMENT AND THE REVOLVING CREDIT NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE REVOLVING CREDIT NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 9.12 WAIVERS OF JURY TRIAL. THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.


                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        FIRST AMERICAN CORPORATION


                                        By  /s/ Alex P. Waddell
                                           ----------------------------------
                                           Title:  Senior Vice President
                                                   and Treasurer


                                        CHEMICAL BANK,
                                          as Agent and as a Lender


                                        By  /s/ George C. Johnson
                                           ----------------------------------
                                           Title:  Vice President


                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By  /s/ John Rosenthal
                                           ----------------------------------
                                           Title:  Vice President

                                                                      Schedule I
                                                                      ----------


                      Commitment Amounts and Percentages;
                     Lending Offices; Addresses for Notice
                     -------------------------------------


A.       Commitment Amounts

                                                                    COMMITMENT
LENDER                            TOTAL COMMITMENT                  PERCENTAGE
- ------                            ----------------                  ----------
CHEMICAL BANK                     $ 20,000,000.00                     57.14%

THE FIRST NATIONAL BANK
  OF CHICAGO                      $ 15,000,000.00                     42.86%


B.       Lending Offices; Addresses for Notice

CHEMICAL BANK
- -------------

Domestic Lending Office:          Chemical Bank
                                  270 Park Avenue
                                  New York, New York  10017

Eurodollar Lending Office:        Chemical Bank
                                  270 Park Avenue
                                  New York, New York  10017

Address for Notices:              See subsection 9.2 of the Credit Agreement

THE FIRST NATIONAL BANK OF CHICAGO
- ----------------------------------

Domestic Lending Office:          The First National Bank of Chicago
                                  One First National Plaza
                                  Suite 0162
                                  Chicago, Illinois  60670

Eurodollar Lending Office:        The First National Bank of Chicago
                                  One First National Plaza
                                  Suite 0162
                                  Chicago, Illinois  60670

Address for Notices:              The First National Bank of Chicago
                                  One First National Plaza
                                  Suite 0162
                                  Chicago, Illinois  60670
                                  Attention:  Martha Marin
                                  Telecopy:  (312) 732-1158

                                                                     Schedule II
                                                                     -----------


                          Consents and Authorizations
                          ---------------------------


1.       Approval of the Board of Directors of First American Corporation.

2. In addition to the foregoing, certain consents, authorizations, filings, notices or other acts may be required in connection with certain usages of borrowings hereunder, particularly to the extent borrowings may be utilized in connection with acquisitions.

                                                                    Schedule III
                                                                    ------------


                                     Liens
                                     -----

                 As of March 31, 1994, no liens upon any of the property, assets or revenues of the Borrower or any of its Subsidiaries exist except liens falling under the descriptions contained in subsections 6.3(a) through
(h), (j), (k) or (l).

                                                                       Exhibit A
                                                                       ---------


                         FORM OF REVOLVING CREDIT NOTE
                         -----------------------------




$_____________                                                New York, New York
                                                                  March __, 1994


                 FOR VALUE RECEIVED, the undersigned, FIRST AMERICAN CORPORATION, a Tennessee corporation (the "Borrower"), hereby unconditionally promises to pay to the order of _________________ (the "Lender") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) _______________ DOLLARS ($__________), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement hereinafter referred to (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). The principal amount of each Revolving Credit Loan evidenced hereby shall be payable on the Termination Date. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, subsection 2.9 of the Credit Agreement.

                 The holder of this Revolving Credit Note is authorized to record the date, Type and amount of each Revolving Credit Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, the date and amount of each repayment of principal hereof, the date of each interest rate conversion pursuant to subsection 2.7 of the Credit Agreement and the principal amount subject thereto, and in the case of Eurodollar Loans or C/D Rate Loans, the interest rate and maturity date with respect thereto on the schedules annexed hereto and made a part hereof or on any other record customarily maintained by such Lender with respect to this Revolving Credit Note; provided, however, that the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

                 This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of March 31, 1994, among the Borrower, the Lender, the other lenders from time to time parties thereto and Chemical Bank, as Agent, and is entitled to the benefits thereof.

                 Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                 All parties now and hereafter liable with respect to this Revolving Credit Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                 Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                                           FIRST AMERICAN CORPORATION


                                           By
                                              -----------------------
                                              Title:

                                                              Schedule 1 to Note
                                                                            ----

                           ALTERNATE BASE RATE LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Euro-
                           Converted            Amount              dollar
            Amount         to Alter-            of                  Loans               Unpaid
            of             nate Base            Principal           or C/D              Principal            Notation
Date        Loans          Rate Loans           Repaid              Rate Loans          Balance              Made By
- ----        ------         ----------           ---------           ----------          ---------            ---------
____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

                                                              Schedule 2 to Note
                                                                            ----

                                EURODOLLAR LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Alter-
                           Converted            Amount              nate Base
            Amount         to Euro-             of                  Rate Loans          Unpaid
            of             dollar               Principal           or C/D              Principal            Notation
Date        Loans          Loans                Repaid              Rate Loans          Balance              Made By
- ----        ------         ---------            ---------           ----------          ---------            ---------
____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

                                                              Schedule 3 to Note
                                                                            ----

                                 C/D RATE LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Alter-
                           Converted            Amount              nate Base
            Amount         to C/D               of                  Rate Loans          Unpaid
            of             Rate                 Principal           or C/D              Principal            Notation
Date        Loans          Loans                Repaid              Rate Loans          Balance              Made By
- ----        ------         ---------            ---------           ----------          ---------            ---------
____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

                                                                       Exhibit B





March 31, 1994



Chemical Bank
270 Park Avenue
New York, New York   10017

The First National Bank of Chicago
One First National Plaza
Suite 0162
Chicago, Illinois  60670

         Re:  $35,000,000 Credit Facility

Ladies and Gentlemen:

         I serve as general counsel to First American Corporation, a Tennessee corporation (the "Borrower"), and have represented the Borrower in connection with that certain Credit Agreement dated as of March 31, 1994 by and among the Borrower, Chemical Bank and The First National Bank of Chicago (collectively, the "Lenders"). I have been requested to render this opinion pursuant to
Section 4.1(c) of the Credit Agreement. The terms used in this opinion that are defined in the Credit Agreement shall have the same definitions when used herein, unless otherwise defined herein.

         In rendering this opinion, I have reviewed the Credit Agreement and the form of Revolving Credit Note attached thereto. As to various issues of fact material to this opinion, I have relied upon the representations and warranties of the Borrower contained in the Credit Agreement and upon statements and certificates of various officers of the Borrower and/or its Subsidiaries and upon certificates of various regulatory authorities as I have deemed necessary or appropriate for purposes of this opinion.

         Regarding documents executed by parties other than the Borrower, I have assumed that such documents are the valid and binding obligations of and enforceable against such other parties. I have also assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to authentic original documents of all documents submitted to me as certified, conformed or photostatic copies.

March 31, 1994
Page 2



         Based on the foregoing and upon such investigation as I have deemed relevant, and subject to the assumptions, limitations and qualifications set forth herein, I am of the opinion that:

         1. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law. With respect to the foregoing clauses (c) and (d), the opinion expressed herein is limited to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         2. Subject to the following paragraph 3, the Borrower has the corporate power and authority, and the legal right, to make, deliver and perform the Credit Agreement and the Revolving Credit Notes and to borrow thereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of the Credit Agreement and the Revolving Credit Notes and to authorize the execution, delivery and performance of the Credit Agreement and the Revolving Credit Notes.

         3. Except as disclosed on Schedule II to the Credit Agreement, as of the Closing Date no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required in connection with the borrowings on the terms and conditions of the Credit Agreement and the Revolving Credit Notes or with the execution, delivery, performance, validity or enforceability of the Credit Agreement or the Revolving Credit Notes.

         4. The Credit Agreement and each Revolving Credit Note has been duly and validly executed and delivered on behalf of the Borrower and (assuming the due authorization, execution and delivery thereof by the Lenders and the Agent) constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law).

         5. Subject to the above paragraph 3, the execution, delivery and performance of the Credit Agreement and the Revolving Credit Notes, the borrowings thereunder and the use of the proceeds thereof will not violate in any manner constituting a Material Adverse Effect, any Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

March 31, 1994
Page 3



         6. To the best of my knowledge, no litigation, investigation or proceedings of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Agreement or the Revolving Credit Notes or any of the transactions contemplated thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

         7. To the best of my knowledge, neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect and no such Default or Event of Default has occurred and is continuing.

         8. No Requirement of Law or Contractual Obligation (as opposed to a violation of either) of Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

         9. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors.

         10. The Borrower is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         11. Subject to the above paragraph 3, the Borrower is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness under the Credit Agreement, except to the extent that certain provisions of Regulation Y of the Federal Reserve Board and various implementing Regulations under the Federal Deposit Insurance Corporation Improvement Act of 1991 relating to adequacy of capital and risk-based capital may in the future indirectly limit such ability to incur Indebtedness.

         I express no opinion herein other than as to the law of the State of Tennessee and the federal law of the United States.

         This opinion is rendered as of the date hereof and no obligation is hereby assumed to advise you of changes, whether or not deemed material, that may hereinafter be brought to my attention.

         Whenever a statement herein is qualified by "to the best of my knowledge" or a similar phrase, I do not intend to indicate that I have affirmative knowledge of the matters set forth in such statement; rather I intend to indicate only that, during the course of my representation of the Borrower, no information that would give me current,

March 31, 1994
Page 4



actual knowledge of the inaccuracy of such statement has come to my attention and I have not undertaken any independent investigation to determine the accuracy of such statement.

         This opinion is rendered solely for your information in connection with the above-referenced transaction and may not be delivered or quoted to any other person or relied upon for any other purpose without my prior written consent.

                                         Sincerely,



                                         Martin E. Simmons
                                         Executive Vice President -
                                         Administration, General Counsel
                                         and Corporate Secretary

MES/cy

                                                                       Exhibit C
                                                                       ---------

                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


         Reference is made to the Amended and Restated Credit Agreement, dated as of March 31, 1994, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among First American Corporation (the "Borrower"), the Lenders named therein and Chemical Bank, as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                              (the "Assignor") and
(the "Assignee") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a ___% interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, any of its Subsidiaries or any other obligor or the performance or observance by the Company, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Revolving Credit Note(s) held by it evidencing the Assigned Facilities and requests that the Agent exchange such Revolving Credit Note(s) for a new Revolving Credit Note or Revolving Credit Notes payable to the Assignee and, if the Assignor has retained any interest in the Assigned Facility, a new Revolving Credit Note or Revolving Credit Notes payable to the Assignor, in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Assumption Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 3.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this

Assignment and Assumption Agreement; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to paragraph 2.15(b) of the Credit Agreement. [This Assignment and Assumption Agreement is conditioned upon the prior written consent of the Borrower and the Agent pursuant to Section 9.6(c) of the Credit Agreement. The execution of this Assignment and Assumption Agreement by the Borrower and the Agent is evidence of this consent.]

         4.  The effective date of this Assignment and Assumption Agreement
shall be                     , 19   (the "Effective Date").  Following the
execution of this Assignment and Assumption Agreement, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to subsection 9.6 of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five Business Days after the date of such acceptance and recording by the Agent). The Assignor or the Assignee shall be responsible for payment of all registration and processing fees to the Agent required by Section 9.6 of the Credit Agreement.

         5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Effective Date, (a) the Assignee shall be a party to and deemed to be a Lender under the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, succeed to the rights and be obligated to perform the obligations of a Lender thereunder and under the other Loan Documents with a Commitment in an amount equal to the Assigned Interest and shall be bound by the provisions thereof and (b) the Commitment of the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, be reduced by an amount equal to the Assigned Interest and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee.

         7. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         8. This Assignment and Assumption Agreement may be executed by one or more of the parties to this Assignment and Assumption Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

            [Name of Assignee]                       [Name of Assignor]



By                                         By
   -----------------------------------        ----------------------------------
Name:                                      Name:
Title:                                     Title:



Accepted:                                  Consented To:

         Chemical Bank, as Agent                  [Name of Borrower, if
                                                   required]


By
   -----------------------------------     By
Name:                                         ----------------------------------
Title:                                     Name:
                                           Title:

                                   Schedule 1
                     to Assignment and Assumption Agreement
         relating to the Credit Agreement, dated as of March 31, 1994, among
                          FIRST AMERICAN CORPORATION,
                           the Lenders named therein
                                      and
    Chemical Bank, as agent for the Lenders (in such capacity, the "Agent")
- --------------------------------------------------------------------------------

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

             Credit                      Principal
       Facility Assigned              Amount Assigned                 Commitment Percentage Assigned
     ---------------------          -------------------             ----------------------------------
                                      $                                       .            %

                                                                  Execution Copy


                 AMENDMENT NO. 1 dated as of May 31, 1994 (the "Amendment") to the Amended and Restated Credit Agreement referred to below between First American Corporation, a Tennessee corporation (the "Borrower"), and the several lenders from time to time parties thereto (the "Lenders") and Chemical Bank, as Agent.

                             W I T N E S S E T H :

                 WHEREAS, the Borrower has entered into an Amended and Restated Credit Agreement dated as of March 31, 1994 with the several lenders from time to time parties thereto and the Agent (as amended, supplemented or otherwise modified from time to time, the "Agreement"), pursuant to which the Lenders agreed to make certain loans to the Borrower;

                 WHEREAS, the Borrower has requested that the Lenders increase the aggregate amount of the Commitments from $35 million to $50 million; and

                 WHEREAS, NBD Bank, N.A. ("NBD Bank") is willing to make available a Commitment pursuant to the Agreement and become a party to the Agreement; and

                 WHEREAS, the Lenders agree to the requested amendment but only on the terms and conditions hereinafter set forth;

                 NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the Borrower and the Lenders agree as follows:

                 1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Agreement are so used as so defined.

                 2. Addition of Section 8.9 of the Agreement. Section 8.9 is hereby added thereto and shall read in its entirety as follows:

                          8.9 Successor Agent. The Agent may resign as Agent upon 10 days' notice to the Lenders. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to and become vested with all the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans; provided that such former Agent shall provide reasonable assistance in the transfer of its records to the successor agent. After any retiring Agent's resignation as Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                 3. Amendment to Schedule I of the Agreement. Schedule I of the Agreement is hereby amended to read in its entirety as set forth in Exhibit A hereto.

                 4. Conditions Precedent. This Amendment shall not become effective until the following conditions precedent are satisfied:

                 (a) Amendment and Revolving Credit Note. The Agent shall have received (i) this Amendment, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender, and (ii) for the account of NBD Bank, a Revolving Credit Note conforming to the requirements of the Agreement and executed by a duly authorized officer of the Borrower.

                 (b) Representations and Warranties. The representations and warranties of the Borrower contained in Section 3 of the Agreement shall be true and correct on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date; provided that all references to the "Agreement" in such Section 3 shall be and be deemed to mean this Amendment as well as the Agreement as amended hereby.

                 (c) No Default. No Default or Event of Default has occurred and is continuing on and as of the Effective Date (after giving effect hereto).

                 5. Effect of Amendment. Except as expressly amended hereby, all of the terms and provisions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed. The amendment provided herein shall be limited precisely as drafted and shall not constitute a waiver or an amendment of any other term, condition or provision of the Agreement.

                 6. Expenses. The Borrower agrees to pay and reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and the Revolving Credit Note, including the reasonable fees and expenses of counsel to the Agent.

                 7. Definition of Effective Date. As used in this Amendment, the term "Effective Date" shall mean the date the Lenders shall have received a copy of this Amendment executed by a duly authorized officer of the Borrower.

                 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                 9. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterpart when so executed shall be an original, but all counterparts together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   FIRST AMERICAN CORPORATION


                                   By  /s/ M. Jack Vannatta
                                       ----------------------------------
                                       Name:        M. Jack Vannatta
                                       Title:       Senior Vice President,
                                                    Principal Accounting
                                                    Officer and Treasurer


                                   CHEMICAL BANK,
                                     as Agent and as a Lender


                                   By  /s/ Roger A. Parker
                                       ----------------------------------
                                       Name:        Roger A. Parker
                                       Title:       Vice President


                                   THE FIRST NATIONAL BANK OF CHICAGO


                                   By  /s/ Robert E. O'Connell
                                       ----------------------------------
                                       Name:        Robert E. O'Connell
                                       Title:       Vice President


                                   NBD BANK, N.A.


                                   By  /s/ Kimberly R. Zazula
                                       ----------------------------------
                                       Name:        Kimberly R. Zazula
                                       Title:       Second Vice President

                                                                       EXHIBIT A
                                                                      Schedule I
                                                                      ----------

                      Commitment Amounts and Percentages;
                     Lending Offices; Addresses for Notice
                     -------------------------------------


A.       Commitment Amounts

                                                                    COMMITMENT
LENDER                            TOTAL COMMITMENT                  PERCENTAGE
- ------                            ----------------                  ----------
CHEMICAL BANK                     $ 20,000,000.00                     40.00%

THE FIRST NATIONAL BANK
  OF CHICAGO                      $ 15,000,000.00                     30.00%

NBD BANK, N.A.                    $ 15,000,000.00                     30.00%


B.       Lending Offices; Addresses for Notice

CHEMICAL BANK
- -------------

Domestic Lending Office:          Chemical Bank
                                  270 Park Avenue
                                  New York, New York  10017

Eurodollar Lending Office:        Chemical Bank
                                  270 Park Avenue
                                  New York, New York  10017

Address for Notices:              See subsection 9.2 of the Credit Agreement

THE FIRST NATIONAL BANK OF CHICAGO
- ----------------------------------

Domestic Lending Office:          The First National Bank of Chicago
                                  One First National Plaza
                                  Suite 0162
                                  Chicago, Illinois  60670

Eurodollar Lending Office:        The First National Bank of Chicago
                                  One First National Plaza
                                  Suite 0162
                                  Chicago, Illinois  60670

Address for Notices:              The First National Bank of Chicago
                                  One First National Plaza
                                  Suite 0162
                                  Chicago, Illinois  60670
                                  Attention:  Martha Marin
                                  Telecopy:  (312) 732-1158

NBD BANK, N.A.
- --------------

Domestic Lending Office:          NBD Bank, N.A.
                                  611 Woodward Avenue
                                  Detroit, Michigan         48226

Eurodollar Lending Office:        NBD Bank, N.A.
                                  611 Woodward Avenue
                                  Detroit, Michigan         48226

Address for Notices:              NBD Bank, N.A.
                                  611 Woodward Avenue
                                  Detroit, Michigan         48226
                                  Attention:  Kimberly R. Zazula
                                  Telecopy: (313) 225-2649

                             REVOLVING CREDIT NOTE
                             ---------------------




$15,000,000                                                   New York, New York
                                                                    May 31, 1994


                 FOR VALUE RECEIVED, the undersigned, FIRST AMERICAN CORPORATION, a Tennessee corporation (the "Borrower"), hereby unconditionally promises to pay to the order of NBD Bank, N.A. (the "Lender") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) FIFTEEN MILLION DOLLARS ($15,000,000), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement hereinafter referred to (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). The principal amount of each Revolving Credit Loan evidenced hereby shall be payable on the Termination Date. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, subsection 2.9 of the Credit Agreement.

                 The holder of this Revolving Credit Note is authorized to record the date, Type and amount of each Revolving Credit Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, the date and amount of each repayment of principal hereof, the date of each interest rate conversion pursuant to subsection 2.7 of the Credit Agreement and the principal amount subject thereto, and in the case of Eurodollar Loans or C/D Rate Loans, the interest rate and maturity date with respect thereto on the schedules annexed hereto and made a part hereof or on any other record customarily maintained by such Lender with respect to this Revolving Credit Note; provided, however, that the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

                 This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of March 31, 1994, among the Borrower, the Lender, the other lenders from time to time parties thereto and Chemical Bank, as Agent, and is entitled to the benefits thereof.

                 Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                 All parties now and hereafter liable with respect to this Revolving Credit Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                 Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                                             FIRST AMERICAN CORPORATION


                                             By  /s/ M. Jack Vannatta
                                                -------------------------------
                                                Title:  Senior Vice President,
                                                Principal Accounting
                                                Officer and Treasurer

                                                              Schedule 1 to Note
                                                              ------------------

                           ALTERNATE BASE RATE LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Euro-
                           Converted            Amount              dollar
            Amount         to Alter-            of                  Loans               Unpaid
            of             nate Base            Principal           or C/D              Principal            Notation
Date        Loans          Rate Loans           Repaid              Rate Loans          Balance              Made By
- ----        ------         ----------           ---------           ----------          ---------            ---------
____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

                                                              Schedule 2 to Note
                                                              ------------------

                                EURODOLLAR LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Alter-
                           Converted            Amount              nate Base
            Amount         to Euro-             of                  Rate Loans          Unpaid
            of             dollar               Principal           or C/D              Principal            Notation
Date        Loans          Loans                Repaid              Rate Loans          Balance              Made By
- ----        ------         ---------            ---------           ----------          ---------            ---------
____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

                                                              Schedule 3 to Note
                                                              ------------------

                                 C/D RATE LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Alter-
                           Converted            Amount              nate Base
            Amount         to C/D               of                  Rate Loans          Unpaid
            of             Rate                 Principal           or C/D              Principal            Notation
Date        Loans          Loans                Repaid              Rate Loans          Balance              Made By
- ----        ------         ---------            ---------           ----------          ---------            ---------
____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

                                                                  Execution Copy
                                                                  --------------


                 AMENDMENT NO. 2 dated as of March 31, 1995 (the "Amendment") to the Amended and Restated Credit Agreement referred to below between First American Corporation, a Tennessee corporation (the "Borrower"), and the several lenders from time to time parties thereto (the "Lenders") and Chemical Bank, as agent for the Lenders (the "Agent").

                             W I T N E S S E T H :

                 WHEREAS, the Borrower has entered into an Amended and Restated Credit Agreement dated as of March 31, 1994 with the several lenders from time to time parties thereto and the Agent (as amended, supplemented or otherwise modified from time to time, the "Agreement"), pursuant to which the Lenders agreed to make certain loans to the Borrower;

                 WHEREAS, the Borrower has requested that the Lenders extend the Termination Date pursuant to Section 2.5 of the Agreement;

                 WHEREAS, the Borrower has requested that the Lenders increase the aggregate amount of the Commitments from $50 million to $70 million;

                 WHEREAS, the Borrower has requested that the Lenders amend the Agreement to reduce the facility fee and increase the permitted Double Leverage Ratio; and

                 WHEREAS, the Lenders are willing to agree to the requested amendments but only on the terms and conditions hereinafter set forth;

                 NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the Borrower and the Lenders agree as follows:

                 1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Agreement are so used as so defined.

                 2. Extension of Termination Date. Each Lender hereby waives the notice requirement set forth in subsection 2.5(b) of the Agreement and, as requested by the Borrower, agrees to extend the Termination Date to March 31, 1998 (the "Requested Termination Date"). The Commitment of each Lender shall continue until the Requested Termination Date and the term "Termination Date", as used in the Agreement, shall mean the Requested Termination Date.

                 3.  Amendment to subsection 2.4 of the Agreement.  Subsection
2.4 of the Agreement is hereby amended to read in its entirety as follows:

                 "2.4 Fees. The Borrower agrees to pay to the Agent for the account of each Lender a facility fee for the period from and including the first day of the Commitment Period to the Termination Date, computed at the rate of 3/16 of 1% per annum on the Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof."

                 4. Amendment to subsection 6.1(c) of the Agreement. Subsection 6.1(c) of the Agreement is hereby amended to read in its entirety as follows:

                 "(c) Double Leverage Ratio. Permit the Double Leverage Ratio at any time to be greater than 1.20 to 1.00."

                 5. Amendment to Schedule I of the Agreement. Schedule I of the Agreement is hereby amended to read in its entirety as set forth in Exhibit A hereto.

                 6. Conditions Precedent. This Amendment shall not become effective until the following conditions precedent are satisfied:

                 (a) Amendment and Revolving Credit Notes. The Agent shall have received (i) this Amendment, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender, and (ii) for the account of each Lender, a replacement Revolving Credit Note, which shall conform to the requirements of the Agreement and state that such Revolving Credit Note is in replacement of (and not in repayment or novation of) an earlier Revolving Credit Note of the Borrower and shall be executed by a duly authorized officer of the Borrower.

                 (b) Representations and Warranties. The representations and warranties of the Borrower contained in Section 3 of the Agreement shall be true and correct on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date; provided that all references to the "Agreement" in such Section 3 shall be and be deemed to mean this Amendment as well as the Agreement as amended hereby.

                 (c) No Default. No Default or Event of Default has occurred and is continuing on and as of the Effective Date (after giving effect hereto).

                 7. Effect of Amendment. Except as expressly amended hereby, all of the terms and provisions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed. The amendment provided herein shall be limited precisely as drafted and shall not constitute a waiver or an amendment of any other term, condition or provision of the Agreement.

                 8. Expenses. The Borrower agrees to pay and reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and the Revolving Credit Notes, including the reasonable fees and expenses of counsel to the Agent.

                 9. Definition of Effective Date. As used in this Amendment, the term "Effective Date" shall mean the date the Lenders shall have received a copy of this Amendment executed by a duly authorized officer of the Borrower.

                 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                 11. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterpart when so executed shall be an original, but all counterparts together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                      FIRST AMERICAN CORPORATION


                                      By  /s/ M. Jack Vannatta
                                          ----------------------------------
                                          Name:        M. Jack Vannatta
                                          Title:       E.V.P. and Controller


                                      CHEMICAL BANK,
                                        as Agent and as a Lender


                                      By  /s/ George C. Johnson
                                          ----------------------------------
                                          Name:        George C. Johnson
                                          Title:       Vice President


                                      THE FIRST NATIONAL BANK OF CHICAGO


                                      By  /s/ Heather D. Tressler
                                          ----------------------------------
                                          Name:        Heather D. Tressler
                                          Title:       Asst. Vice President


                                      NBD BANK, N.A.


                                      By  /s/ John Otteson
                                          ----------------------------------
                                          Name:        John Otteson
                                          Title:       Vice President

                                                                       EXHIBIT A
                                                                      Schedule I
                                                                      ----------
                      Commitment Amounts and Percentages;
                     Lending Offices; Addresses for Notice
                     -------------------------------------


A.       Commitment Amounts

                                                                    COMMITMENT
LENDER                            TOTAL COMMITMENT                  PERCENTAGE
- ------                            ----------------                  ----------
CHEMICAL BANK                     $ 30,000,000.00                     42.86%

THE FIRST NATIONAL BANK
  OF CHICAGO                      $ 20,000,000.00                     28.57%

NBD BANK                          $ 20,000,000.00                     28.57%


B.       Lending Offices; Addresses for Notice

CHEMICAL BANK
- -------------

Domestic Lending Office:          Chemical Bank
                                  270 Park Avenue
                                  New York, New York  10017

Eurodollar Lending Office:        Chemical Bank
                                  270 Park Avenue
                                  New York, New York  10017

Address for Notices:              See subsection 9.2 of the Credit Agreement

THE FIRST NATIONAL BANK OF CHICAGO
- ----------------------------------

Domestic Lending Office:          The First National Bank of Chicago
                                  One First National Plaza
                                  Suite 0162
                                  Chicago, Illinois  60670

Eurodollar Lending Office:        The First National Bank of Chicago
                                  One First National Plaza
                                  Suite 0162
                                  Chicago, Illinois  60670

Address for Notices:              The First National Bank of Chicago
                                  One First National Plaza
                                  Suite 0162
                                  Chicago, Illinois  60670
                                  Attention:  Martha Marin
                                  Telecopy:  (312) 732-1158

NBD BANK, N.A.
- --------------

Domestic Lending Office:          NBD Bank
                                  611 Woodward Avenue
                                  Detroit, Michigan         48226

Eurodollar Lending Office:        NBD Bank
                                  611 Woodward Avenue
                                  Detroit, Michigan         48226

Address for Notices:              NBD Bank
                                  611 Woodward Avenue
                                  Detroit, Michigan         48226
                                  Attention:  John Otteson
                                  Telecopy: (313) 225-2649

                             REVOLVING CREDIT NOTE
                             ---------------------




$30,000,000                                                   New York, New York
                                                                  March 31, 1995


                 FOR VALUE RECEIVED, the undersigned, FIRST AMERICAN CORPORATION, a Tennessee corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Chemical Bank (the "Lender") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) THIRTY MILLION DOLLARS ($30,000,000), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement hereinafter referred to (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). The principal amount of each Revolving Credit Loan evidenced hereby shall be payable on the Termination Date. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, subsection 2.9 of the Credit Agreement.

                 The holder of this Revolving Credit Note is authorized to record the date, Type and amount of each Revolving Credit Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, the date and amount of each repayment of principal hereof, the date of each interest rate conversion pursuant to subsection 2.7 of the Credit Agreement and the principal amount subject thereto, and in the case of Eurodollar Loans or C/D Rate Loans, the interest rate and maturity date with respect thereto on the schedules annexed hereto and made a part hereof or on any other record customarily maintained by such Lender with respect to this Revolving Credit Note; provided, however, that the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

                 This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of March 31, 1994, among the Borrower, the Lender, the other lenders from time to time parties thereto and Chemical Bank, as Agent, and is entitled to the benefits thereof.

                 Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                 All parties now and hereafter liable with respect to this Revolving Credit Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                 This Revolving Credit Note is in replacement of (and not in repayment or novation of) an earlier Revolving Credit Note of the Borrower.

                 Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                                            FIRST AMERICAN CORPORATION


                                            By  /s/ M. Jack Vannatta
                                               --------------------------------
                                               Title:  E.V.P. and Controller

                                                              Schedule 1 to Note
                                                              ------------------

                           ALTERNATE BASE RATE LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Euro-
                           Converted            Amount              dollar
            Amount         to Alter-            of                  Loans               Unpaid
            of             nate Base            Principal           or C/D              Principal            Notation
Date        Loans          Rate Loans           Repaid              Rate Loans          Balance              Made By
- ----        ------         ----------           ---------           ----------          ---------            ---------
____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

                                                              Schedule 2 to Note
                                                              ------------------

                                EURODOLLAR LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Alter-
                           Converted            Amount              nate Base
            Amount         to Euro-             of                  Rate Loans          Unpaid
            of             dollar               Principal           or C/D              Principal            Notation
Date        Loans          Loans                Repaid              Rate Loans          Balance              Made By
- ----        ------         ---------            ---------           ----------          ---------            ---------
____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

                                                              Schedule 3 to Note
                                                              ------------------

                                 C/D RATE LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Alter-
                           Converted            Amount              nate Base
            Amount         to C/D               of                  Rate Loans          Unpaid
            of             Rate                 Principal           or C/D              Principal            Notation
Date        Loans          Loans                Repaid              Rate Loans          Balance              Made By
- ----        ------         ---------            ---------           ----------          ---------            ---------
____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

                             REVOLVING CREDIT NOTE
                             ---------------------




$20,000,000                                                   New York, New York
                                                                  March 31, 1995


                           FOR VALUE RECEIVED, the undersigned, FIRST AMERICAN
CORPORATION, a Tennessee corporation (the "Borrower"), hereby unconditionally promises to pay to the order of NBD Bank (the "Lender") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) TWENTY MILLION DOLLARS ($20,000,000), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement hereinafter referred to (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). The principal amount of each Revolving Credit Loan evidenced hereby shall be payable on the Termination Date. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, subsection 2.9 of the Credit Agreement.

                           The holder of this Revolving Credit Note is
authorized to record the date, Type and amount of each Revolving Credit Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, the date and amount of each repayment of principal hereof, the date of each interest rate conversion pursuant to subsection 2.7 of the Credit Agreement and the principal amount subject thereto, and in the case of Eurodollar Loans or C/D Rate Loans, the interest rate and maturity date with respect thereto on the schedules annexed hereto and made a part hereof or on any other record customarily maintained by such Lender with respect to this Revolving Credit Note; provided, however, that the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

                           This Revolving Credit Note is one of the Revolving
Credit Notes referred to in the Credit Agreement dated as of March 31, 1994, among the Borrower, the Lender, the other lenders from time to time parties thereto and Chemical Bank, as Agent, and is entitled to the benefits thereof.

                           Upon the occurrence of any one or more of the Events
of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                           All parties now and hereafter liable with respect to
this Revolving Credit Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                           This Revolving Credit Note is in replacement of (and
not in repayment or novation of) an earlier Revolving Credit Note of the Borrower.

                           Terms defined in the Credit Agreement are used
herein with their defined meanings unless otherwise defined herein. This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                                           FIRST AMERICAN CORPORATION


                                           By  /s/ M. Jack Vannatta
                                              ---------------------------------
                                              Title:  E.V.P. and Controller

                                                              Schedule 1 to Note
                                                              ------------------

                           ALTERNATE BASE RATE LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Euro-
                           Converted            Amount              dollar
            Amount         to Alter-            of                  Loans               Unpaid
            of             nate Base            Principal           or C/D              Principal            Notation
Date        Loans          Rate Loans           Repaid              Rate Loans          Balance              Made By
- ----        ------         ----------           ---------           ----------          ---------            ---------
____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

                                                              Schedule 2 to Note
                                                              ------------------

                                EURODOLLAR LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Alter-
                           Converted            Amount              nate Base
            Amount         to Euro-             of                  Rate Loans          Unpaid
            of             dollar               Principal           or C/D              Principal            Notation
Date        Loans          Loans                Repaid              Rate Loans          Balance              Made By
- ----        ------         ---------            ---------           ----------          ---------            ---------
____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

                                                              Schedule 3 to Note
                                                              ------------------

                                 C/D RATE LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Alter-
                           Converted            Amount              nate Base
            Amount         to C/D               of                  Rate Loans          Unpaid
            of             Rate                 Principal           or C/D              Principal            Notation
Date        Loans          Loans                Repaid              Rate Loans          Balance              Made By
- ----        ------         ---------            ---------           ----------          ---------            ---------
____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

                             REVOLVING CREDIT NOTE
                             ---------------------




$20,000,000                                                   New York, New York
                                                                  March 31, 1995


                           FOR VALUE RECEIVED, the undersigned, FIRST AMERICAN
CORPORATION, a Tennessee corporation (the "Borrower"), hereby unconditionally promises to pay to the order of First National Bank of Chicago (the "Lender") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) TWENTY MILLION DOLLARS ($20,000,000), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement hereinafter referred to (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). The principal amount of each Revolving Credit Loan evidenced hereby shall be payable on the Termination Date. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, subsection 2.9 of the Credit Agreement.

                           The holder of this Revolving Credit Note is
authorized to record the date, Type and amount of each Revolving Credit Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, the date and amount of each repayment of principal hereof, the date of each interest rate conversion pursuant to subsection 2.7 of the Credit Agreement and the principal amount subject thereto, and in the case of Eurodollar Loans or C/D Rate Loans, the interest rate and maturity date with respect thereto on the schedules annexed hereto and made a part hereof or on any other record customarily maintained by such Lender with respect to this Revolving Credit Note; provided, however, that the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

                           This Revolving Credit Note is one of the Revolving
Credit Notes referred to in the Credit Agreement dated as of March 31, 1994, among the Borrower, the Lender, the other lenders from time to time parties thereto and Chemical Bank, as Agent, and is entitled to the benefits thereof.

                           Upon the occurrence of any one or more of the Events
of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                           All parties now and hereafter liable with respect to
this Revolving Credit Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                           This Revolving Credit Note is in replacement of (and
not in repayment or novation of) an earlier Revolving Credit Note of the Borrower.

                           Terms defined in the Credit Agreement are used
herein with their defined meanings unless otherwise defined herein. This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                                             FIRST AMERICAN CORPORATION


                                             By  /s/ M. Jack Vannatta
                                                -------------------------------
                                                Title:  E.V.P. and Controller

                                                              Schedule 1 to Note
                                                              ------------------

                           ALTERNATE BASE RATE LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Euro-
                           Converted            Amount              dollar
            Amount         to Alter-            of                  Loans               Unpaid
            of             nate Base            Principal           or C/D              Principal            Notation
Date        Loans          Rate Loans           Repaid              Rate Loans          Balance              Made By
- ----        ------         ----------           ---------           ----------          ---------            ---------
____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

____        ______         __________           _________           _________           _________            _________

                                                              Schedule 2 to Note
                                                              ------------------

                                EURODOLLAR LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Alter-
                           Converted            Amount              nate Base
            Amount         to Euro-             of                  Rate Loans          Unpaid
            of             dollar               Principal           or C/D              Principal            Notation
Date        Loans          Loans                Repaid              Rate Loans          Balance              Made By
- ----        ------         ---------            ---------           ----------          ---------            ---------
____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

                                                              Schedule 3 to Note
                                                              ------------------

                                 C/D RATE LOANS
                        LOANS AND PAYMENTS OF PRINCIPAL
                        -------------------------------


                                                                    Amount
                                                                    Converted
                           Amount                                   to Alter-
                           Converted            Amount              nate Base
            Amount         to C/D               of                  Rate Loans          Unpaid
            of             Rate                 Principal           or C/D              Principal            Notation
Date        Loans          Loans                Repaid              Rate Loans          Balance              Made By
- ----        ------         ---------            ---------           ----------          ---------            ---------
____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________

____        ______         _________            _________           _________           _________            _________